Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill and Intangible Assets [Abstract]
Goodwill and Intangible Assets

Note 7. Goodwill and Intangible Assets

The changes in the carrying amount of goodwill for the years ended December 31, 2011 and 2010 is as follows (in millions):

	Americas Segment	EAME Segment	Asia Pacific Segment	Vacation Ownership and Residential Segment	Total
Balance at January 1, 2010	$807	$242	$283	$151	$1,483
Acquisitions	26	—	—	—	26
Currency translation adjustment	—	(8)	—	—	(8)
Asset dispositions	(10)	—	—	—	(10)
Other	—	8	—	—	8

Balance at December 31, 2010	$823	$242	$283	$151	$1,499

Balance at January 1, 2011	$823	$242	$283	$151	$1,499
Acquisitions	—	26	—	—	26
Currency translation adjustment	—	(11)	—	—	(11)
Asset dispositions	(33)	—	—	—	(33)
Other	—	(1)	—	—	(1)

Balance at December 31, 2011	$790	$256	$283	$151	$1,480

On July 1, 2012, the Company changed its reportable segments and has reclassified the above table to be consistent with its new reportable segments (see Note 26).

In 2011, the Company early adopted ASU 2011-08 (the “Topic”) to consider impairment for its two reporting units, hotel and vacation ownership. The Topic allows companies to perform a qualitative assessment of goodwill, to determine if the two-step goodwill impairment test is necessary. The determination depends on whether it is more likely than not that the fair value of a reporting unit is greater than the carrying amount. The Company concluded that the two-step goodwill impairment test is not required for either the hotel or vacation ownership reporting unit. The vacation ownership reporting unit results reflected a 30%, or $237 million, excess of fair value over book value in step 1 of the 2010 impairment test. The Company considered the fact that the 2011 results for the vacation ownership business exceeded expectations and evaluated other factors, such as discount rates and market rates of return for the business, all of which indicate an excess of fair value over book value. Based on this evaluation of internal and external qualitative factors, the Company concluded the two-step goodwill impairment test is not required for the vacation ownership reporting unit.

The Company considered similar factors for the hotel business. In the hotel reporting unit, results reflected a 135%, or $8.6 billion, excess of fair value over book value in step one of the 2010 impairment test. The internal and external factors affecting this business indicate that the fair value of the hotel reporting unit continues to significantly exceed its carrying value and therefore, the Company concluded the two-step goodwill impairment test is not required for the hotel reporting unit.

Prior to the adoption of the Topic in 2011, the Company performed its annual goodwill impairment test as of October 31, 2010 for its hotel and vacation ownership reporting units and determined that there was no impairment of its goodwill. The fair value was calculated using a discounted cash flow model, in which the underlying cash flows were derived from management’s current financial projections. The two key assumptions used in the fair value calculation are the discount rate and the capitalization rate in the terminal period, which were 10% and 2%, respectively.

Intangible assets consisted of the following (in millions):

	December 31,
	2011	2010
Trademarks and trade names	$313	$309
Management and franchise agreements	412	377
Other	16	78

	741	764
Accumulated amortization	(164)	(196)

	$577	$568

The intangible assets related to management and franchise agreements have finite lives, and accordingly, the Company recorded amortization expense of $29 million, $33 million, and $35 million, respectively, during the years ended December 31, 2011, 2010 and 2009. The other intangible assets noted above have indefinite lives.

Amortization expense relating to intangible assets with finite lives for each of the years ended December 31, is expected to be as follows (in millions):

2012	$29
2013	$29
2014	$29
2015	$28
2016	$28